2014 Q4 Earnings Call January 26, 2015

Forward Looking Statements Information in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, reduced earnings due to larger than expected credit losses in the sectors of our loan portfolio secured by real estate due to economic factors, including declining real estate values, increasing interest rates, increasing unemployment, or changes in payment behavior or other factors; reduced earnings due to larger credit losses because our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; the rate of delinquencies and amount of loans charged-off; the adequacy of the level of our allowance for loan losses and the amount of loan loss provisions required in future periods; costs or difficulties related to the integration of the banks we acquired or may acquire may be greater than expected; results of examinations by our regulatory authorities, including the possibility that the regulatory authorities may, among other things, require us to increase our allowance for loan losses or writedown assets; the amount of our loan portfolio collateralized by real estate, and the weakness in the commercial real estate market; our ability to maintain appropriate levels of capital; the impact of our efforts to raise capital on our financial position, liquidity, capital, and profitability; the increase in the cost of capital of our preferred stock; adverse changes in asset quality and resulting credit risk-related losses and expenses; increased funding costs due to market illiquidity, increased competition for funding, and increased regulatory requirements with regard to funding; significant increases in competitive pressure in the banking and financial services industries; changes in political conditions or the legislative or regulatory environment, including the effect of recent financial reform legislation on the banking industry; general economic conditions, either nationally or regionally and especially in our primary service area, becoming less favorable than expected resulting in, among other things, a deterioration in credit quality; our ability to retain our existing customers, including our deposit relationships; changes occurring in business conditions and inflation; changes in monetary and tax policies; ability of borrowers to repay loans; risks associated with a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers or other third parties, including as a result of cyber attacks, which could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; changes in accounting principles, policies or guidelines; changes in the assessment of whether a deferred tax valuation allowance is necessary; our reliance on secondary sources such as FHLB advances, sales of securities and loans, federal funds lines of credit from correspondent banks and out-of-market time deposits, to meet our liquidity needs; loss of consumer confidence and economic disruptions resulting from terrorist activities or other military actions; and changes in the securities markets. Additional factors that could cause actual results to differ materially are discussed in the Company’s filings with the Securities and Exchange Commission ("SEC"), including without limitation its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. The forward-looking statements in this presentation speak only as of the date of the presentation, and the Company does not assume any obligation to update such forward-looking statements. Combined information contained in this presentation are used for illustrative purposes only. Non‐GAAP Measures Statements included in this presentation include non‐GAAP measures and should be read along with the accompanying tables to the January 26, 2015 presentation and earnings release which provide a reconciliation of non‐GAAP measures to GAAP measures. Management believes that these non‐GAAP measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company without regard to transactional activities. Non‐GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non‐GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. Important Information 2

Q4 2014 Highlights 3  Operating EPS of $0.35; GAAP EPS of $0.46  TBV per share increased to $11.44 from $10.93  TCE / TA increased to 8.82% from 8.63%  Loan growth of $71 million (10.0% annualized) in Q4  Loan growth of $157 million (11.5% annualized) since Q2, excluding $47 million fair value mark to Yadkin loans  Non-time deposit growth of $88 million (16.9% annualized) in Q4  Charge-offs of 9 bps for Q4 and 9 bps in Q3  Record SBA production and income  Operating efficiency ratio increased to 63.5%

Positive Business Momentum 4 Combined Core Pre-Tax, Pre-Provision Earnings (1, 2) ($000) Combined Total Deposits (1, 2) ($mm) Combined Gross Loans Outstanding (1, 2) ($mm) Combined Operating ROAA (1, 2) (%) (1) Periods from Q4 2013 to Q2 2014 are a pro forma combination of Yadkin Financial Corporation and VantageSouth Bancshares, Inc. results. Q3 and Q4 2014 represent actual results. All periods exclude securities gains and losses, a branch sale gain, merger and conversion costs, and restructuring charges. (2) Results from periods prior to Q3 2014 do not include any acquisition accounting impact from the Yadkin-VantageSouth merger.

 GAAP EPS of $0.46  Operating EPS of $0.35  Pre-tax, pre-provision operating earnings of $18.4 mm  Core net interest margin improved 3 bps due to loan growth and changing earning asset mix  Provision of $843k fully covered $667k in net charge-offs and provided for robust loan growth  Operating non-interest income growth driven by higher SBA income and service charges and fees on deposit accounts  $1.2 mm increase in operating non-interest expense impacted by continued investment in people and growth of SBA and Builder Finance teams  Headcount reductions effective at end of quarter will not impact financial results until Q1  4% effective tax rate the result of the reversal of the valuation allowance on the legacy Piedmont deferred tax asset. *Excludes securities gains and losses, branch sale gain, merger and conversion costs, and restructuring charges. Earnings Profile 5 For the Quarter Ended, ($ in thousands) 2014Q3 2014Q4 Net interest income 41,512$ 40,791$ Provision for loan losses 816 843 Net interest income after provision for loan losses 40,696 39,948 Operating non-interest income 8,742 9,558 Operating non-interest expense 30,737 31,970 Operating income before taxes & M&A costs 18,701$ 17,536$ Gain (loss) on sales of available for sale securities (96) 4 Gain on sale of branch 415 - Merger and conversion costs 17,270 1,589 Restructuring charges 180 33 Income before income taxes 1,570 15,918 Income tax expense 621 607 Net income 949 15,311 Dividends and accretion on preferred stock 630 639 Net income to common shareholders 319 14,672 Pre-tax, pre-provision operating earnings (Non- GAAP)* 19,517 18,379

Net Interest Income 6 4.18% 4.15% 4.07% 4.68% 4.43% 4.11% 4.08% 3.98% 4.46% 4.24% 3.87% 3.86% 3.80% 3.72% 3.75% 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 GAAP NIM (FTE) Adjusted NIM (Less Accelerated Loan Accretion, Includes Scheduled Accretion & Amortization) Core NIM (Excludes All Purchase Accounting Impacts) Combined Net Interest Margin (1)(%)  GAAP net interest margin continues to be impacted by acquisition accounting  Robust net loan growth and pipelines offset declining loan accretion  Core net interest margin improved by 3 bps due to loan growth and changing earning asset mix  Focus remains on disciplined loan pricing and low-cost, core deposits Average Yields and Rates For the Quarter Ended, 2014Q3 2014Q4 Loans 5.91% 5.65% Securities 2.23% 2.34% Other earning assets 0.34% 0.39% Total earning assets 5.12% 4.92% Interest bearing deposits (0.37%) (0.42%) Borrowed funds (1.78%) (1.62%) Total interest bearing liabilities (0.54%) (0.60%) Net interest margin (FTE) 4.68% 4.43% Cost of funds 0.44% 0.49% (1) Periods from Q4 2013 to Q2 2014 are a pro forma combination of Yadkin Financial Corporation and VantageSouth Bancshares, Inc. results. Q3 and Q4 2014 represent actual results.

Diverse Drivers of Non-Interest Income Growth

- Linked quarter growth of 9.3% driven by higher service charges and fees on deposit accounts and SBA income
- Record SBA fee income increased 40.8% over Q3 to $2.9 mm
  - Over $34 mm of production in Q4 2014, with YTD production of over $110 mm
  - Sales were $22.7mm in Q4 2014 at an average premium of 11.8%
- Mortgage revenue declined to $1mm, driven by seasonal declines in production and loans held for sale

Combined Non-Interest Income Composition[1, 2] ($000)



$10,000
$8,000
$6,000
$4,000
$2,000
$0
$8,619
$2,671
$1,884
$1,630
$2,434
$8,236
$2,539
$2,341
$1,340
$2,016
$8,538
$2,730
$2,121
$1,299
$2,388
$8,742
$3,265
$2,072
$1,520
$1,885
$9,558
$3,506
$2,917
$1,002
$2,133
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Other
Mortgage
SBA
Service charges & fees on deposits accounts

(1) Periods from Q4 2013 to Q2 2014 are a pro forma combination of Yadkin Financial Corporation and VantageSouth Bancshares, Inc. results. Q3 and Q4 2014 represent actual results. Excludes securities gains and losses and branch sale gain.

(2) Certain items have been reclassified between service charges and other non-interest income following the merger. Combined pro forma prior period balances have not been restated.

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YADKIN FINANCIAL CORPORATION

Non-Interest Expense 8 Combined Non-Interest Expense Composition1, 2 ($000)  Non-interest expense increased by 4.0% as Yadkin  Made significant investments in our growth businesses of SBA and Builder Finance  Took a more measured approach to our cost saves given the growth, business momentum and amount of change that the organization has experienced over the last two quarters  Made approximately $1.5 mm of headcount reductions effective December 31 that are not reflected in these results • Data processing expense increased $0.7 mm due to transition from in-house model to outsourced model and deployment of a new commercial & SBA loan origination system • Remain confident in reaching the previously announced efficiency goal of sub 60% before the end of 2015 Total Non-Interest Expense $31,835 $33,924 $31,817 $48,187 $33,592 One-time charges ($599) ($3,397) ($2,710) ($17,450) ($1,622) Operating Non-Interest Expense $31,263 $30,527 $29,107 $30,737 $31,970 $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $31,263 $30,527 $29,107 $30,737 (1) Periods from Q4 2013 to Q2 2014 are a pro forma combination of Yadkin Financial Corporation and VantageSouth Bancshares, Inc. results. Q3 and Q4 2014 represent actual results. Excludes merger and conversion costs and restructuring charges. (2) Certain items have been reclassified, particularly between occupancy & equipment and other, following the merger. Combined pro forma prior period balances have not been restated. $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2 13 Q3 2 13 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits n Core Deposit Intangible Amortization $31,970

Balance Sheet 9  Net loan growth of $71.0mm, or 10% annualized • Driven by robust new production of $333mm, evenly distributed across footprint • Disciplined approach to credit underwriting and pricing • Loan growth is net of $22.7mm in SBA loan sales  Continued to shrink investment portfolio to fund loan growth  Increase in other assets reflects removal of valuation allowance on legacy Piedmont DTA  Improvement in deposit profile • Increased non-interest bearing demand deposits by $22.8mm and interest-bearing demand deposits by $30.8mm • 16.9% annualized growth in non-time deposits • Reduced time deposits by $25.4mm  TBV per share of $11.44 Balance Sheet As of the Quarter Ended, (Dollars in thousands) 2014Q3 2014Q4 Assets: Cash and due from banks 59,837$ 65,312$ Federal funds & interest-earning deposits 31,238 67,053 Investment securities 734,721 712,041 Loans held for sale 26,853 20,205 Loans 2,827,426 2,898,266 Allowance for loan losses (7,641) (7,817) Premises and equipment, net 81,554 80,379 Foreclosed assets 11,078 12,891 Other assets 415,049 417,979 Total assets 4,180,115$ 4,266,309$ Liabilities: Deposits: Non-interest demand 657,554$ 680,387$ Interest-bearing demand 439,117 469,898 Money market and savings 970,571 1,004,796 Time deposits 1,117,697 1,092,283 Total deposits 3,184,939 3,247,364 Short-term borrowings 216,500 250,500 Long-term debt 210,154 180,164 Accrued interest & other liabilities 26,192 30,479 Total liabilities 3,637,785$ 3,708,507$ Shareholders' equity: Preferred stock 28,405$ 28,405$ Common stock & other equity 513,925 529,397 Total shareholders' equity 542,330 557,802 Total liabilities and shareholders' equity 4,180,115$ 4,266,309$ Tangible book value per common share 10.93$ 11.44$

Strong Asset Quality 10 Effective Reserve of 2.17% or $63.0mm Classified Asset Ratio (1) – Bank Level (1) Classified Asset Ratio = Classified Assets / (Tier 1 Capital + Loan Loss Reserves) Loan Loss Reserves Breakdown ($ in thousands) Non- Purchased Impaired Purchased Impaired (SOP 03-3) Total Balance at 9/30/14 5,779 1,862 7,641 Net charge-offs (654) (13) (667) Provision for loan losses 1,394 (551) 843 ALLL balance at 12/31/14 6,519$ 1,298$ 7,817$ Remaining credit mark 28,507 16,839 45,346 Remaining interest rate mark 3,806 6,014 9,820 Total effective reserve 38,832$ 24,151$ 62,983$ Loan balances 2,692,138$ 204,806$ 2,898,266$ ALLL (%) 0.24% 0.63% 0.27% Remaining credit mark (%) 1.06% 8.22% 1.56% Remaining interest rate mark (%) 0.14% 2.94% 0.34% Effective reserve (%) 1.44% 11.79% 2.17% Net charge-offs - 9 bps

Contact: Terry Earley (919) 659-9015 terry.earley@yadkinbank.com

Operating Earnings Reconciliation

(Dollars in thousands)	For the Three Months Ended, December 31, 2013	March 31, 2014	June 30, 2014
VANTAGESOUTH			
Net operating earnings (Non-GAAP)			
Net income (GAAP)	$3,264	$2,114	$3,544
Securities (gains) losses	-	-	(217)
Merger and conversion costs	599	1,209	1,968
Restructuring charges	-	836	93
Income tax effect of adjustments	(24)	(452)	(387)
Deferred tax asset revaluation from reduction in state income tax rates	-	-	-
Net operating earnings (Non-GAAP)	**$3,839**	**$3,707**	**$5,001**

	December 31, 2013	March 31, 2014	June 30, 2014
YADKIN			
Net operating earnings (Non-GAAP)			
Net income (loss) (GAAP)	$ 4,657	$ 3,908	$ 4,388
Securities (gains) losses	2,884	(1,128)	(3)
Merger and conversion costs	-	1,352	649
Income tax effect of adjustments	(1,120)	312	(146)
Net operating earnings (Non-GAAP)	**$ 6,421**	**$ 4,444**	**$ 4,888**

COMBINED	December 31, 2013	March 31, 2014	June 30, 2014	Actual September 30, 2014	Actual December 31, 2014
Net operating earnings (Non-GAAP)					
Net income (loss) (GAAP)	$ 7,921	$ 6,022	$ 7,932	$ 949	$ 15,311
Securities (gains) losses	2,884	(1,128)	(220)	96	(4)
Branch sale gain	-	-	-	(415)	-
Merger and conversion costs	599	2,561	2,617	17,270	1,589
Restructuring charges	-	836	93	180	33
Income tax effect of adjustments	(1,144)	(140)	(533)	(6,075)	(601)
Valuation allowance reversal on Piedmont's DTA	-	-	-	-	(4,706)
Net operating earnings (Non-GAAP)	**$ 10,260**	**$ 8,151**	**$ 9,889**	**$ 12,005**	**$ 11,622**
Average Assets	$ 3,861,924	$ 3,897,139	$ 3,929,913	$ 4,079,107	$ 4,224,871
Net operating ROAA	**1.05%**	**0.85%**	**1.01%**	**1.17%**	**1.09%**

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YADKIN FINANCIAL CORPORATION